REGISTRATION RIGHTS AGREEMENT
                          -----------------------------


         THIS REGISTRATION RIGHTS AGREEMENT is made as of June 20, 2000, by and between Asia Web Holdings, Inc. (formerly AcuBid.com, Inc.), a Delaware corporation, (the "Company" or "AWHI") and the Selim K Zilkha Trust ("Zilkha") pursuant to the Amended and Restated Stock Purchase Agreement, dated March 24, 2000, by and among the Company, AcuBid Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of AWHI ("Acquisition Corp."), PT. Jaring Data Interaktif, an Indonesian corporation ("JDI"), and Adisatrya Suryo Sulisto ("Sulisto") (Alanberg Pte. Ltd., a Singapore corporation, ("Alanberg" or "Seller") having subsequently assumed all of the duties, rights and obligations of Sulisto under the Amended and Restated Stock Purchase Agreement pursuant to that certain Sale and Purchase Agreement dated June 12, 2000 between Sulisto and Alanberg), as amended by Amendment No. 1 to the Amended and Restated Stock Purchase Agreement dated June 20, 2000 by and among the Company, Acquisition Corp., JDI and Seller (as amended, the "Purchase Agreement").

                                    RECITALS

         In order to induce Zilkha to invest funds in the Company pursuant to and in accordance with the terms of the Purchase Agreement, Zilkha and the Company agree that this Agreement shall govern the rights of Zilkha to cause the Company to register shares of AWHI common stock, par value $.001 per share (the "Common Stock"), issuable to Zilkha and certain other matters as set forth herein. Terms not defined herein shall have the meanings given them in the Purchase Agreement.

         NOW, THEREFORE, THE PARTIES HERBY AGREE AS FOLLOWS:

         1.  REGISTRATION RIGHTS.  The Company covenants and agrees as follows:

              1.1. DEFINED TERMS. For purposes of this Agreement, the following terms shall have the following respective meanings:

                  a.  "Act" means the Securities Act of 1933, as amended.

                  b.  "Closing Date" shall mean June 22, 2000.

                  c. "Eligible Shareholders" shall mean Seller, Zilkha and any Transferee holding Restricted Stock.

                  d. "Exchange Act" shall mean the Securities Act of 1934, as amended.

                  e. "Holder" shall mean each holder of Restricted Stock for whom shares are included or proposed to be included in a Registration Statement filed or to be filed by AWHI and shall include such shares of Seller, Zilkha and any Transferee.

                  f. "Market Value" shall be determined in accordance with the following provisions:

                           1. If the Common Stock is at the time neither Listed
nor admitted to trading on any Stock Exchange nor traded on the NASDAQ National Market System, then the Market Value shall be the mean between the closing bid and asked quotations in the over the counter market as reported by the National Association of Securities Dealers for the 10 trading days immediately prior to the date of the Includable Shares Notice.

                           2. If the Common Stock is not at the time Listed or
admitted to trading on any Stock Exchange but is traded on the Nasdaq National Market System or SmallCap Market, the Market Value shall be the closing selling price per share of Common Stock on the date immediately prior to the date of the Includable Shares Notice, as the price is reported by the National Association of Securities Dealers. If there is no closing selling price for the Common Stock on the date immediately prior to the date of the Includable Shares Notice, then the Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

                           3. If the Common Stock is at the time Listed or
admitted to trading on any Stock Exchange, then the Market Value shall be the closing selling price per share of Common Stock on the date immediately prior to the date of the Includable Shares Notice on the Stock Exchange determined by the Company to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date immediately prior to the date of the Includable Shares Notice, then the Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

                  g. "Maximum Includable Underwritten Shares" shall mean the maximum number of shares of AWHI Common Stock and other classes of stock of AWHI that a managing or principal underwriter, in its good faith judgment, deems it practicable to offer and sell at that time in a firm commitment underwritten offering at a reasonable price.

                  h. "Preferred Stock" means the Series B Convertible Preferred Stock being purchased by Zilkha pursuant to the Purchase Agreement.

                  i. "Prospectus" shall mean any preliminary prospectus and final prospectus (as such may be amended or supplemented) which constitutes Part I of a Registration Statement filed with the SEC.

                  j. "Registration Expenses" shall mean all expenses arising out of or related to the preparation, filing, amendment and supplementing of a Registration Statement, including, without limitation, all legal and accounting fees, transfer agents' and registrars' fees, SEC filing fees, NASD filing fees, printing costs, registration or qualification fees and expenses to comply with "blue sky" or other state securities laws, the fees of other experts, and any expenses or other compensation paid to the underwriters; provided however, that Registration Expenses shall not include underwriting commissions and discounts and transfer taxes, if any, payable in connection with the sale of shares of AWHI Common Stock, and any legal fees for counsel to a Holder.

                  k. "Restricted Stock" shall mean the shares of AWHI Common Stock issuable or issued upon conversion of the Preferred Stock or exercise of the Warrants issued to Zilkha pursuant to the Purchase Agreement and Warrants and shares of Common Stock issued to Seller pursuant to the Purchase Agreement (restricted only in terms of the Act), whether held by such persons or by any Transferee; provided, however, that shares of AWHI Common Stock transferred by an Eligible Shareholder pursuant to an effective Registration Statement or amendment thereto, or in a transaction permitted by Rule 144 under the Act, or any successor rule or regulation, or shares of AWHI Common Stock no longer subject to any restriction against transferability under the Act, shall not thereafter be considered Restricted Stock.

                  l.  "SEC" shall mean the U.S. Securities and Exchange
Commission.

                  m. "Transfer" shall include any sale, pledge, assignment, encumbrance or other disposition of any shares of Restricted Stock or of any part thereof or interest therein.

                  n. "Transferee" shall mean any person to which Seller or Zilkha shall Transfer Restricted Stock in compliance with an available exemption from registration under the Act, to the extent that any of such person's shares remain Restricted Stock after such Transfer.

                  o. "Warrants" shall mean (i) Warrant No. 1 issued to Zilkha on June 19, 2000 for the purchase of five million shares of Common Stock at $2.00 per share for the first three years after the Closing Date and $4.00 per share for an additional two years thereafter, and (ii) Warrant No. 2 for the purchase of two million shares of Common Stock at $5.00 per share for a period of five years after the Closing Date.

              1.2.  INCIDENTAL REGISTRATIONS.

                  a. If at any time AWHI proposes to file on its behalf and/or on behalf of any of its security holders a Registration Statement under the Act on Form S-1, or on any other form for the general registration of securities to be sold for cash with respect to any class of equity security (as defined in Section 3(a)(11) under the Exchange Act), AWHI shall be required to give written notice to each Eligible Shareholder at least thirty (30) days before the filing with the SEC of such Registration Statement. The notice shall offer to include in such filing on the same terms and conditions as the securities proposed to be included in such Registration Statement of AWHI and/or any of its security holders such number of shares of Restricted Stock as the Eligible Shareholders may request, subject to the limitations hereinafter set forth. Those Eligible Shareholders desiring to have Restricted Stock registered under this Section 1.2 shall be required (i) to so advise AWHI in writing within twenty (20) days after the date of receipt of such offer from AWHI, setting for the number of shares of Restricted Stock for which registration is requested, and (ii) to deliver to AWHI a letter from counsel (who shall be reasonably satisfactory to AWHI) for those Eligible Shareholders requesting registration to the effect that registration under the Act of the proposed sale of such Restricted Stock as required under the Act in order to Transfer such Restricted Stock in the manner contemplated. AWHI shall thereupon include in such filing subject to the limitations hereinafter set forth, the Restricted Stock proposed to be offered for sale by the Eligible Shareholders making such request, on the same terms and conditions as the securities proposed to be included in such filing on behalf of AWHI and/or any of its security holders, and shall use its best efforts to effect registration under the Act of the sale of such shares.

                  b. The right of the Eligible Shareholders to have Restricted Stock included in any Registration Statement filed by AWHI in accordance with the provisions of this Section 1.2 shall be subject to the following limitations and conditions:

                           i. AWHI shall, in its sole discretion, select the
underwriter or underwriters, if any, who are to undertake the sale and distribution of the Restricted Stock to be included in a Registration Statement filed under the provisions of this Section 1.2;

                           ii. In the event the Registration Statement proposed
to be filed by AWHI pursuant to this Section 1.2 shall be, in whole or in part, for a firm commitment underwritten primary public offering of securities of AWHI, AWHI shall, as soon as practicable after the expiration of the twenty (20) day period provided for in Section 1.2(a) furnish each Holder with a written statement of the managing or principal underwriter as to the Maximum Includable Underwritten Shares (the "Includable Shares Notice"). If the total number of shares of AWHI Common Stock and other classes of stock of AWHI proposed to be included in such underwritten public offering is in excess of the Maximum Includable Underwritten Shares, the number of shares of Restricted Stock to be included within the coverage of such Registration Statement and which are to be underwritten shall be reduced to the Maximum Includable Underwritten Shares as follows: (A) First, AWHI shall be entitled to include all securities it proposes to sell; (B) Second, the Eligible Shareholders (on a pro rata basis or as they otherwise may agree) shall be entitled to include the shares of Restricted Stock as to which they have requested registration to the extent that such shares, together with the shares to be included under clause (A), do not exceed the Maximum Includable Underwritten Shares; and (C) any other security holders with registration rights shall be entitled to include their securities to the extent that such securities, together with the shares to be included under clauses (A) and (B), do not exceed the Maximum Includable Underwritten Shares.

                  c. No reduction shall be made in the number or amount or securities to be registered for the account of AWHI;

                  d. The right to require incidental registration of shares of Restricted Stock under this Section 1.2 shall terminate upon the expiration of five (5) years following the Closing Date.

                  e. Anything contained in this Section 1.2 to the contrary notwithstanding, the right to require incidental registration of shares of Restricted Stock hereunder shall not apply to a Registration Statement relating to an offering solely for the account of security holders of a single corporation with respect to securities issued or to be issued by AWHI in connection with the acquisition of the stock or assets, or the merger or consolidation, of such corporation by or with AWHI, which Registration Statement is filed by AWHI within ninety (90) days following the closing of such acquisition.

                  f. AWHI agrees to furnish each Holder with such number of copies of the Prospectus as such Holder may reasonably request in order to facilitate the sale and distribution of his Restricted Stock.

              1.3.  REQUESTED REGISTRATIONS.

                  a. If any Eligible Shareholder proposes, on or after the later of July 31, 2000 or thirty (30) days after the Closing Date to offer for sale, sell or transfer any Restricted Stock pursuant to Section 5 of the Act, then they will give AWHI written notice to that effect specifying the number of shares proposed to be sold, the identity of the proposed underwriter and the plan for distribution of such shares. Such notice shall be delivered to AWHI, together with a letter from counsel (who shall be reasonably satisfactory to AWHI) for such Eligible Shareholder to the effect that registration under the Act of the proposed sale of such Restricted Stock is required under the Act in order to Transfer such Restricted Stock in the manner contemplated.

                  b. If and when AWHI shall be required by the provisions of this Section 1.3 to effect the registration of any Restricted Stock under the Act, AWHI will, as expeditiously as possible:

                           i. Give written notice to all Eligible Shareholders,
who were not a party to the aforementioned notice to AWHI requesting registration of shares, advising them of its intention to effect a proposed registration and to include in such proposed registration the shares of Restricted Stock which any such Eligible Shareholder requests AWHI to register, provided such request is furnished to AWHI in writing within twenty (20) days after the date of receipt of the aforesaid notice from AWHI.

                           ii. Prepare and file a Registration Statement on Form
S-1, or other form for the general registration of securities as may be appropriate (giving effect to the plan or distribution of the Restricted Stock proposed to be Transferred), and use its best efforts to cause such Registration Statement to become effective in order that the Holders may sell their Restricted Stock in accordance with their proposed plan of distribution.

                           iii. Prepare and file with the SEC such amendments
and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and to comply with the provisions of the Act with respect to the offer of the Restricted Stock covered by such Registration Statement during the period required by the Holders for distribution of the Restricted Stock; and

                           iv. Furnish to each Holder such number of copies of
the Prospectus as such Holder may reasonably request in order to facilitate the Transfer of the Restricted Stock.

                  c. The right of the Eligible Shareholders to have Restricted Stock registered under the Act pursuant to the provisions of this Section 1.3 shall be subject to the following limitations and conditions:

                           i. If a request for registration is made within
thirty (30) days prior to or following the conclusion of AWHI's then current fiscal year, AWHI shall have the right to delay the filing of a Registration Statement for a period of ninety (90) days, or for such a period in time until AWHI receives its audited financial statements for such fiscal year, whichever first occurs;

                           ii. In the event that the Holders request to sell
Restricted Stock in an underwritten offering and fifty (50%) percent or more of the Market Value (as determined in accordance with Section 1.2(b)) of the AWHI securities proposed to be included in any such Registration Statement shall be for the account of AWHI and any Shareholders of AWHI other than Eligible Shareholders, then AWHI shall have the right to select the underwriter or underwriters to undertake the sale of the stock included in the Registration Statement. If more than fifty (50%) percent of the Market Value of the AWHI securities proposed to be included in any such Registration Statement shall be for the account of Eligible Shareholders, then the Holders shall have the right to select the underwriter or underwriters who are to undertake the sale and distribution of Restricted Stock to be included in a Registration Statement filed under the provisions of this Section 1.3, subject to the prior approval thereof by AWHI, which approval will not be unreasonably withheld or delayed;

                           iii. The Eligible Shareholders shall not be entitled
to request more than one (1) Registration Statement under the provisions of this
Section 1.3; provided, however, if more than fifty (50%) percent of the Market Value [(as determined pursuant to Section 1.2(b))] of the AWHI securities included in any such Registration Statement shall be for the account of AWHI and any shareholders of AWHI other than Eligible Shareholders, then such Registration Statement shall not constitute a Registration Statement requested by Eligible Shareholders for the purpose of this Section 1.3 but shall be deemed an incidental registration under Section 1.2;

                           iv. Any request for a Registration Statement required
to be filed by AWHI pursuant to this Section 1.3 shall be made by Eligible Shareholders owning beneficially a minimum of 5,000,000 shares of Restricted Stock who propose to register up to 17,500,000 shares of Restricted Stock in such Registration Statement;

                           v. The shares of Restricted Stock referred to in this
Section 1.3 shall be adjusted to reflect any changes in the capitalization of AWHI through reorganization, re-capitalization, stock split, stock dividend, combination of shares, merger, consolidation or otherwise;

                           vi. AWHI shall have the right to include any AWHI
securities in any Registration Statement filed by AWHI pursuant to this Section 1.3; provided, however, if the managing underwriter determines that the total number of AWHI securities proposed to be included in any such Registration Statement exceeds the Maximum Includable Underwritten Shares, then all of the AWHI securities proposed to be included in such Registration Statement by AWHI and by any other shareholders of AWHI, shall be excluded from such Registration Statement before any shares to be offered by the Holders shall be excluded; provided, further, if the managing underwriter determines that the number of AWHI securities proposed to be included in such Registration Statement should be further reduced, then such reduction shall be pro rata based upon the number of shares of AWHI Common Stock which each Holder requested to have registered (unless the Holders have agreed to a different allocation);

                           vii. AWHI shall not be required to file a
Registration Statement on behalf of any Eligible Shareholder pursuant to the provisions of this Section 1.3 within a period of six (6) months after the effective date of any Registration Statement filed by AWHI with respect to which AWHI complied with the incidental registration provisions of Section 1.2; provided, however, that AWHI shall have registered all of the shares of Restricted Stock with respect to which registration was requested by such Eligible Shareholder and such registration shall have remained effective for a period of not less than thirty (30) consecutive days (unless all such shares of Restricted Stock were previously sold pursuant to such registration); and

                           viii. The right to require registration of Restricted
Stock under this Section 1.3 shall terminate upon the expiration of five (5) years following the Closing Date.


              1.4.  GENERAL.

                   a. AWHI shall have sole control in connection with preparing, filing, withdrawing, amending or supplementing any Registration Statement under the Act to be filed on behalf of the Holders.

                   b. AWHI shall use its best efforts to register or qualify the Restricted Stock covered by any Registration Statement under the Act filed on behalf of any Holder under such securities or Blue Sky laws in such jurisdictions as the Holders may reasonably request; provided, however, that AWHI reserves the right, in its sole discretion, not to register or qualify shares of Restricted Stock in any jurisdiction where such shares do not meet the requirements of such jurisdiction, or where registration or qualification would be contrary to AWHI's best interests.

                   c. In the event any Eligible Shareholder proposed to include his or its Restricted Stock in any Registration Statement filed pursuant to
Section 1.2 and said Restricted Stock is proposed to be sold in an underwritten offering, such Eligible Shareholder agrees to enter into an underwriting agreement containing customary terms and conditions.

              1.5. INDEMNIFICATION. In the event of the registration of any Restricted Stock under the Act pursuant to the provisions of this Agreement, AWHI agrees to indemnify and hold harmless the Holder of such Restricted Stock, each underwriter, if any, of such Restricted Stock, and each person who controls such Holder or any such underwriter within the meaning of Section 15 of the Act, from and against any and all losses, claims, damages or liabilities, joint or several, to which such Holder, underwriter or controlling person may become subject under the Act or at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained, on the effective date thereof, in any Registration Statement under which such Restricted Stock was registered under the Act, and Prospectus contained therein, or any amendment or supplement thereto or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (in the case of a Prospectus) necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and will reimburse such Holder, each such underwriter, and each such controlling person for any legal or any other expenses reasonably incurred by such Holder, underwriter or controlling person in connection with investigating or defending any such losses, claim, damages, liability or action; provided, however, that AWHI will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement, such Prospectus or such amendment or supplement in reliance upon and in conformity with written information furnished to AWHI by such Holder, underwriter or controlling person specifically for use in preparation thereof.

         In the event of the registration of any Restricted Stock under the Act pursuant to the provisions hereof, each Holder of Restricted Stock, each underwriter, if any, of such Restricted Stock, and each person who controls such Holder or any such underwriter within the meaning of Section 15 of the Act, severally and not jointly agrees to indemnify and hold harmless AWHI, each person who controls AWHI within the meaning of Section 15 of the Act, each of its officers who signs the Registration statement and each director of AWHI, from and against any losses, claims, damages or liabilities, joint or several, to which AWHI, such controlling person or any such officer or director may become subject under the Act or at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained, on the effective date thereof, in any Registration Statement under which such Restricted Stock was registered under the Act, any Prospectus contained therein, or amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (in the case of a Prospectus) necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, which untrue statement or omission or alleged omission was made therein in reliance upon and in conformity with, written information furnished to AWHI by such Holder, controlling person or underwriter, specifically for use in connection with the preparation thereof; and will reimburse AWHI, such controlling person or each such officer or director for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action.

         Promptly after receipt by an indemnified party of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party, give written notice to such indemnifying party of the commencement thereof, but the omission so to notify the indemnifying party will not relieve it from any liability to which it may have to any indemnified party otherwise than pursuant to the provisions of this Section 1.5. In case any such action is brought against any indemnified party, and it notifies any indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in, and to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, other than the reasonable cost of investigation.

              1.6.  EXPENSES.

                  a. In connection with any incidental registration on behalf of the Eligible Shareholders of any Restricted Stock under the Act pursuant to the provisions of Section 1.2 of this Agreement, AWHI shall pay all Registration Expenses.

                  b. In connection with the requested registration on behalf of the Eligible Shareholders of any Restricted Stock under the Act pursuant to the provisions of Section 1.3 of this Agreement, AWHI shall pay all Registration Expenses, except that the Holders shall pay SEC, NASD and Blue Sky registration and filing fees attributable solely to inclusion of the Holders' shares of Restricted Stock in such Registration Statement and the related filings under Blue Sky laws.

              1.7. TRANSFEREES. In the event that any shares of the Restricted stock shall at any time be transferred of record by any Eligible Shareholder other than pursuant to an effective Registration Statement or pursuant to Rule 144 of the Act, the rights herein conferred upon such Eligible Shareholder shall extend to the transferee of such shares, subject in any event to the limitations and conditions set forth herein.

              1.8. EXISTING REGISTRATION RIGHTS. Except for the registration rights provided to Seller pursuant to the Purchase Agreement, AWHI represents and warrants that the only other outstanding registration rights held by other security holders of AWHI are (i) incidental or "piggyback" registration rights granted to holders of the Series A Convertible Preferred Stock, (ii) registration rights granted to Kurt Bevacqua pursuant to the letter agreement dated March 1, 1999 between the Company and Kurt Bevacqua, and (iii) registration rights granted to Tim Berra pursuant to the letter agreement dated July 12, 1999 between the Company and Tim Berra.

              1.9. REPLACEMENT RIGHTS. The registration rights granted to Zilkha hereunder are in lieu of and not in addition to any registration rights which Zilkha may have under the Purchase Agreement.

         2.  MISCELLANEOUS.

              2.1. SUCCESSORS AND ASSIGNS. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including Transferees of any shares of Restricted Stock). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

              2.2. GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the State of Delaware (without regard to conflict of law provisions thereunder).

              2.3. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

              2.4. TITLES AND SUBTITLES. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

THE "COMPANY"                                  Asia Web Holdings, Inc.


                                               By:  /s/ Michael Schaffer
                                                    ----------------------------
                                               Name:  Michael Schaffer
                                               Title:  Chief Executive Officer

Address:                                       1947 Camino Vida Roble, Suite 102
                                               Carlsbad, California  9200

With a copy to:                                Patton Boggs LLP
                                               2550 M Street, NW
                                               Washington, D.C.  20037
                                               Attn:  Mary M. Sjoquist, Esq.


"ZILKHA"                                       SELIM K. ZILKHA TRUST


                                               By:  Selim K. Zilkha
                                                    ----------------------------
                                               Name:
                                               Title:

Address:                                       Selim K. Zilkha Trust
                                               c/o Selim K. Zilkha
                                               1001 McKinney, Suite 1900
                                               Houston, TX  77002

With a copy to:                                MSZ Investments, Inc.
                                               1001 McKinney, Suite 1900
                                               Houston, Texas  77002
                                               Attn:  Craig Van De Mark